Exhibit 99(b)

SAFE HARBOR STATEMENT Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the impact of the current slowing economy, including disruptions in the housing and credit markets, either national or in the markets in which Integra does business; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions that increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (10) ability to attract and retain key personnel; (11) ability to secure confidential information through the use of computer systems and telecommunications network; and (12) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Integra Bank Corporation
Analysis of Last 8 Quarters
Ended March 31, 2008
(dollars and total shares in thousands)

Balance Sheet Detail (Period End)	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07	1Q08
Commercial Loans	$ 1,001,252	$ 1,013,833	$ 1,018,930	$ 1,040,004	$ 1,467,730	$ 1,572,013	$ 1,604,785	$ 1,660,472
Direct Consumer	295,188	296,510	297,093	293,948	315,116	318,107	323,633	325,714
Indirect Consumer	131,014	127,958	124,864	118,628	110,970	104,630	99,848	93,863
Total Consumer	426,202	424,468	421,957	412,576	426,086	422,737	423,481	419,577
Residential Mortgage	365,321	360,714	350,089	337,480	324,411	305,238	283,112	260,701
Total Loans	1,792,775	1,799,015	1,790,976	1,790,060	2,218,227	2,299,988	2,311,378	2,340,750
Personal NIB DDA	69,679	67,364	65,820	72,700	73,104	70,569	67,593	73,813
Non Personal NIB DDA	194,920	182,586	186,638	177,434	207,459	198,385	197,295	222,129
Total Low Cost Deposits (1)	784,676	740,933	750,399	742,645	791,587	779,234	782,479	851,786
Total Core Deposits (2)	1,081,825	1,031,071	1,047,131	1,045,708	1,186,431	1,172,846	1,183,577	1,242,396
Income Statement								
Net Interest Income	$ 20,743	$ 20,817	$ 20,628	$ 20,329	$ 23,567	$ 24,698	$ 24,655	$ 23,518
Provision for Loan Losses	859	950	18,091	735	455	723	2,280	3,634
Non Interest Income	9,117	9,206	9,443	9,215	9,931	10,387	7,538	10,734
Non Interest Expense	19,260	18,599	18,860	20,167	21,870	22,242	23,371	24,121
Pre tax Income	9,741	10,474	(6,880)	8,642	11,173	12,120	6,542	6,497
Net Income	7,390	8,200	(2,600)	7,356	8,333	9,206	5,815	4,973
EPS (diluted)	0.42	0.46	(0.15)	0.41	0.41	0.45	0.28	0.24
Ratios								
ROA	1.09 %	1.19 %	(0.38) %	1.12 %	1.04 %	1.13 %	0.69 %	0.59 %
ROE	13.24	14.06	(4.26)	12.62	10.71	11.34	6.99	5.99
Efficiency Ratio	62.32	59.81	61.80	66.46	62.65	61.09	64.20	67.73
Net Interest Margin	3.42	3.41	3.41	3.48	3.40	3.52	3.42	3.23
ALLL/Total Loans	1.17	1.19	1.18	1.18	1.19	1.15	1.18	1.22
NPL's/Total Loans	0.43	0.44	0.49	0.50	0.62	0.70	0.98	1.28
ALLL/NPL's	275.76	270.99	238.96	238.75	191.57	164.48	120.27	95.11
Net Charge Off	0.69	0.13	4.03	0.17	0.22	0.13	0.25	0.40
Balance Sheet Overview								
Total Assets	$ 2,743,508	$ 2,711,306	$ 2,684,479	$ 2,656,211	$ 3,214,362	$ 3,317,320	$ 3,350,126	$ 3,401,324
Total Loans	1,792,775	1,799,015	1,790,976	1,790,060	2,218,227	2,299,988	2,311,378	2,340,750
Total Deposits	2,045,351	1,991,865	1,953,852	1,995,728	2,415,619	2,383,953	2,340,137	2,308,123
Shares Outstanding	17,539	17,704	17,794	17,675	20,629	20,649	20,650	20,657
Tier 1 Capital	10.49 %	11.23 %	10.80 %	11.01 %	9.41 %	9.30 %	9.34 %	9.40 %
Tangible Equity	$ 171,684	$ 187,152	$ 184,151	$ 187,617	$ 183,977	$ 189,675	$ 193,102	$ 197,819
Total Equity	223,473	238,708	235,474	238,707	316,313	325,090	327,804	331,864

(1) Low cost core deposits consist of interest checking, demand deposits and savings accounts.
(2) Core deposits consist of low cost core deposits plus money market accounts.

Integra Bank Net Interest Margin Projection 2008 Actual Yields Avg. Bal. Forecast* ($ millions) Q4 2007 Q1 2008 1Q 2008 Q2-Q4 2008 FY 2008 Assets: Loans (1) 7.41% 6.61% $ 2,333 5.62% 5.87% Investments 5.34% 5.28% $ 644 4.96% 5.04% Other Earning Assets 4.96% 5.09% $ 40 3.57% 3.95% Total Earning Assets 7.00% 6.37% $ 3,017 5.46% 5.69% Liabilities: Certificates of Deposit (2) 4.69% 4.41% $ 1,128 2.91% 3.29% Interest Checking, Savings & MMKT 2.25% 1.74% $ 928 1.44% 1.52% Borrowings and Debt (3) 5.06% 4.19% $ 678 2.86% 3.20% Total Interest Bearing Liabilities 3.95% 3.47% $ 2,734 2.40% 2.67% Non-Interest Bearing Demand Dep. $ 273 Yield Spread 3.05% 2.90% 3.06% 3.02% Net Interest Margin FTE 3.42% 3.23% 3.43% 3.38% The bank has experienced margin compression since Q4 2007 because the balance sheet is slightly more asset sensitive to changes in market rates. The margin is expected to rise in 2008 as wholesale borrowing rates continue to fall. (1) Over $1 billion in loans are variable rate. (2) Average maturity on CDs is 7 months. (3) Short-term and LIBOR indexed borrowing balance is $600 million.

Integra Bank Net Interest Margin Forecast Asset and Liability Yield Forecast for 2008 Asset Yields Liability Rates 8.00% 5.00% Forecast Forecast 7.00% 4.00% 6.00% 3.00% 5.00% 2.00% 4.00% 1.00% Jan 07 Apr 07 Jul 07 Oct 07 Jan 08 Apr 08 Jul 08 Oct 08 Jan 07 Apr 07 Jul 07 Oct 07 Jan 08 Apr 08 Jul 08 Oct 08 Asset yields continue to trend lower in 2008 as LIBOR and Prime based lending rates reset after an additional 50 basis point rate cut. Liability yields also trend lower as short-term borrowings and CDs renew and as 3-month LIBOR based funding resets.

Rate Forecast used in Integra Bank Net Interest Margin Forecast Generated from implied forward rates as of March 18 2008. Month-End 1 2 3 4 5 6 9 10 12 18 24 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Nov-08 Dec-08 Feb-09 Aug-09 Feb-10 Prime 6.00% 5.66% 5.24% 5.00% 4.95% 4.75% 4.75% 4.75% 4.75% 4.75% 5.25% 5.25% Fed Funds 3.00% 2.66% 2.24% 2.00% 1.95% 1.75% 1.75% 1.75% 1.75% 1.75% 2.25% 2.25% LIBOR/Swap Curve 1 mo 3.11% 2.56% 2.52% 2.37% 2.19% 2.06% 2.00% 2.01% 2.02% 2.29% 2.47% 2.59% 3 mo 3.06% 2.49% 2.37% 2.21% 2.09% 2.02% 2.00% 2.01% 2.11% 2.32% 2.50% 2.67% 6 mo 2.93% 2.29% 2.20% 2.11% 2.05% 2.02% 2.01% 2.17% 2.23% 2.32% 2.62% 3.03% 1 yr 2.71% 2.19% 2.17% 2.15% 2.15% 2.16% 2.18% 2.33% 2.38% 2.48% 2.86% 3.28% 2 yr 2.51% 2.38% 2.41% 2.43% 2.46% 2.49% 2.53% 2.73% 2.80% 2.93% 3.31% 3.62% 3 yr 2.78% 2.73% 2.76% 2.79% 2.84% 2.88% 2.93% 3.10% 3.16% 3.27% 3.60% 3.87% 4 yr 3.08% 3.04% 3.07% 3.11% 3.15% 3.19% 3.23% 3.39% 3.44% 3.55% 3.85% 4.09% 5 yr 3.35% 3.31% 3.34% 3.37% 3.41% 3.45% 3.50% 3.64% 3.69% 3.78% 4.05% 4.26% 7 yr 3.79% 3.73% 3.76% 3.79% 3.82% 3.85% 3.89% 4.01% 4.05% 4.12% 4.34% 4.51% 10 yr 4.22% 4.13% 4.15% 4.18% 4.20% 4.23% 4.26% 4.35% 4.38% 4.45% 4.62% 4.76% 30 yr 4.85% 4.70% 4.71% 4.72% 4.73% 4.74% 4.76% 4.80% 4.82% 4.85% 4.92% 4.99% An additional 50 basis point cut in the Fed Funds Target rate was projected to occur mid-year 2008. The Yield Curve was projected to steepen slightly with the spread between the 3-month and 10-year LIBOR to increase by 50 basis points LIBOR/Swap Curve Forecast 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 1 mo 3 mo 6 mo 1 yr 2 yr 3 yr 4 yr 5 yr 7 yr 10 yr 30 yr Mar-08 Aug-08 Dec-08